UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2021 (March 4, 2021)

INTERPRIVATE III FINANCIAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40151	85-3069266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Avenue of the Americas, 2nd Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 920-0125

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	IPVF.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	IPVF	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	IPVF WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 9, 2021, InterPrivate III Financial Partners Inc. (the “Company”) consummated its initial public offering (“IPO”) of 25,875,000 (the “Units”), including the issuance of 3,375,000 Units as a result of the underwriter’s exercise of their over-allotment option in full (the “Over-Allotment Option”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A common stock”), and one-fifth of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $258,750,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File Nos. 333-253189 and 333-253900) for the IPO, filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 17, 2021, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated March 4, 2021, by and among the Company and Morgan Stanley & Co. LLC and EarlyBirdCapital, Inc., as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement (the “Business Combination Marketing Agreement”), dated March 4, 2021, by and among the Company and Morgan Stanley & Co. LLC and EarlyBirdCapital, Inc., a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Warrant Agreement (the “Warrant Agreement”), dated March 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated March 4, 2021 (the “Letter Agreement”), by and among the Company, its officers, its directors and InterPrivate Acquisition Management III LLC, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated March 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated March 4, 2021, by and among the Company, InterPrivate Acquisition Management III LLC and the other holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Sponsor Private Placement Units Purchase Agreement, dated March 4, 2021, by and between the Company and InterPrivate Acquisition Management III LLC (the “ Sponsor Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Underwriter Private Placement Units Purchase Agreement, dated March 4, 2021, by and between the Company and EarlyBirdCapital, Inc. (the “Underwriter Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated March 4, 2021, by and between the Company and InterPrivate Acquisition Management III LLC, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 577,500 (the “Sponsor Private Placement Units”) to InterPrivate Acquisition Management III LLC at a purchase price of $10.00 per Sponsor Private Placement Unit, generating gross proceeds to the Company of $5,775,000. The Sponsor Private Placement Units are identical to the Units sold in the IPO, except that the Sponsor Private Placement Units, so long as they are held by to InterPrivate Acquisition Management III LLC or its permitted transferees, (i) are not redeemable by the Company except as set forth in the Warrant Agreement, (ii) may not (including the Class A common stock issuable upon exercise of such Sponsor Private Placement Units), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Sponsor Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

In addition, simultaneously with the closing of the IPO, pursuant to the Underwriter Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 115,000 units(the “Underwriter Private Placement Units”) to EarlyBirdCapital, Inc. at a purchase price of $10.00 per Underwriter Private Placement Unit, generating gross proceeds to the Company of $1,150,000. The Underwriter Private Placement Units are identical to the Units sold in the IPO, except that the Underwriter Private Placement Units, so long as they are held by to EarlyBirdCapital, Inc. or its permitted transferees, (i) are not redeemable by the Company except as set forth in the Warrant Agreement, (ii) may not (including the Class A common stock issuable upon exercise of such Underwriter Private Placement Units), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Underwriter Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2021, in connection with the IPO, Gordy Holterman, Rich McGinn, Howard Newman and John McCoy were appointed to the board of directors of the Company (the “Board”). Messrs. Holterman, McGinn, Newman and McCoy are independent directors. Effective March 4, 2021, (i) Mr. Holterman was appointed to the Board’s Audit Committee, serving as chair of the Audit Committee, (ii) Messrs. McGinn and Newman were appointed to the Board’s Compensation Committee, with Mr. McGinn serving as chair of the Compensation Committee and (iii) Messrs. Newman and McCoy were appointed to the Board’s Nominating and Corporate Governance Committee, with Mr. Newman serving as chair of the Nominating and Corporate Governance Committee .

Following the appointment of Messrs. Holterman, McGinn, Newman and McCoy, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Messrs. Holterman, McGinn and Newman and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Messrs. McCoy and Sunil Kappagoda and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Messrs. Ahmed Fattouh and Nicholaos Krenteras and will expire at the Company’s third annual meeting of stockholders.

On March 4, 2021, in connection with their appointments to the Board, each director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

On March 4, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $258,750,000, comprised of $253,575,000 of the proceeds from the IPO (which amount includes $9.056,250 in fees owed to the underwriters pursuant to the Business Combination Marketing Agreement), $5,175,000 of the proceeds of the sale of the Sponsor Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A common stock included in the Units sold in the IPO (“public shares”) properly tendered in connection with a stockholder vote to amend the Company’s Amended Charter to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On March 4, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 9, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No	Description
1.1	Underwriting Agreement, dated March 4, 2021, by and among the Company and Morgan Stanley & Co. LLC and EarlyBirdCapital Inc., as representatives of the several underwriters.
1.2	Business Combination Marketing Agreement, dated March 4, 2021, by and among the Company and Morgan Stanley & Co. LLC and EarlyBirdCapital Inc., as representatives of the several underwriters.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated March 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated March 4, 2021, by and among the Company, its officers, its directors and InterPrivate Acquisition Management III LLC
10.2	Investment Management Trust Agreement, dated March 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated March 4, 2021, by and among the Company, InterPrivate Acquisition Management III LLC and the other holders party thereto.
10.4	Sponsor Private Placement Units Purchase Agreement, dated March 4. 2021 by and between the Company and InterPrivate Acquisition Management III LLC.
10.5	Underwriter Private Placement Units Purchase Agreement, dated March 4. 2021 by and between the Company and EarlyBirdCapital, Inc.
10.6	Administrative Services Agreement, dated March 4, 2021, by and between the Company and InterPrivate Acquisition Management III LLC.
99.1	Press Release, dated March 4, 2021.
99.2	Press Release, dated March 9, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPRIVATE III ACQUISITION CORP.

By:	/s/ Ahmed Fattouh
	Name:	Ahmed Fattouh
	Title:	Chairman of the Board

Dated: March 9, 2021

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